UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 7, 2022

Cognizant Technology Solutions Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24429	13-3728359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Frank W. Burr Blvd.
Teaneck, New Jersey 07666
(Address of Principal Executive Offices including Zip Code)
(201) 801-0233
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	CTSH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders (the “Annual Meeting”) on Tuesday, June 7, 2022. At the close of business on April 11, 2022, the record date for the determination of shareholders entitled to vote at the Annual Meeting (the “Record Date”), there were 521,171,196 shares of the Company’s Class A Common Stock outstanding and entitled to vote at the Annual Meeting. A total of 481,380,408 shares of Class A Common Stock were present or represented by proxy at the Annual Meeting, representing approximately 92% of the Company’s outstanding shares of Class A Common Stock as of the Record Date.

The following are the voting results on the four proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 27, 2022.

At the Annual Meeting, all of the directors were re-elected, Proposals 2 and 3 were approved and Proposal 4 was not approved.

Proposal 1. Election of Directors

The vote with respect to the election of directors was as follows:

	For	Against	Abstain	Broker Non-Votes
Zein Abdalla	451,583,271	5,952,498	378,001	23,466,638
Vinita Bali	447,889,396	9,657,624	366,750	23,466,638
Maureen Breakiron-Evans	436,352,329	21,192,589	368,852	23,466,638
Archana Deskus	446,014,483	11,531,596	367,691	23,466,638
John M. Dineen	455,793,041	1,614,089	506,640	23,466,638
Brian Humphries	456,829,349	723,436	360,985	23,466,638
Leo S. Mackay, Jr.	424,289,405	33,252,454	371,911	23,466,638
Michael Patsalos-Fox	444,097,595	13,451,349	364,826	23,466,638
Stephen J. Rohleder	457,064,984	473,803	374,983	23,466,638
Joseph M. Velli	442,756,109	14,761,369	396,292	23,466,638
Sandra S. Wijnberg	421,214,742	36,327,859	371,169	23,466,638

Proposal 2. Advisory Vote on Executive Compensation (Say-on-Pay)

The advisory vote on the compensation of the Company’s named executive officers was as follows:

For	Against	Abstain	Broker Non-Votes
413,242,579	44,218,239	452,952	23,466,638

Proposal 3. Ratification of Appointment of Independent Registered Public Accounting Firm

The vote with respect to the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 was as follows:

For	Against	Abstain	Broker Non-Votes
455,697,383	25,330,837	352,188	-

Proposal 4. Shareholder Proposal Regarding Shareholder Meeting Enhancement

The vote with respect to the shareholder proposal requesting that the board of directors take action as necessary to to amend the Company's special shareholder meeting rights was as follows:

For	Against	Abstain	Broker Non-Votes
38,163,753	419,438,461	311,556	23,466,638

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

By:	/s/ John Kim
Name:	John Kim
Title:	Executive Vice President, General Counsel and Chief Corporate Affairs Officer

Date: June 10, 2022